                       OPPENHEIMER EMERGING GROWTH FUND
                    Supplement dated March 16, 2006 to the
                      Prospectus dated February 28, 2006

This supplement amends the Prospectus dated February 28, 2006 of Oppenheimer
Emerging Growth Fund (the "Fund").

The Prospectus is revised as follows:

Effective March 16, 2006, the first paragraph captioned "Portfolio Manager"
under the section "How the Fund Is Managed" on page 14 is deleted in its entirety and replaced by the following:

Portfolio Manager.  The portfolio manager of the Fund is Robert Corbett.  He is the person primarily responsible for the day-to-day management of the
    Fund's portfolio.  Mr. Corbett has been a Vice President of the Manager since January 2005.  He was an Assistant Vice President and Senior
    Research Analyst II with the Manager from October 2000 through January
    2005.

March 16, 2006                                              PS0721.014